UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2024

LIFELOC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-54319	84-1053680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12441 West 49th Ave., Unit 4
Wheat Ridge, CO	80033
(Address of Principal Executive Offices)	(Zip Code)

(303) 431-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LCTC	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Dismissal of independent registered public accounting firm.

On May 20, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of Lifeloc Technologies, Inc., a Colorado corporation, (the "Company") approved, and the Board of Directors of the Company (the "Board") ratified, the dismissal of GreenGrowth CPAs (the “Former Auditor”) as the Company's independent registered public accounting firm.

The Former Auditor’s reports on the Company’ Company’s most recent fiscal year ended December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company’s most recent fiscal year and through May 20, 2024, there were no "disagreements," as that term is described in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities and Exchange Act of 1934, as amended ("Regulation S-K") with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused the Former Auditor to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

During the fiscal year ended December 31, 2023 and through May 20, 2024, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided the Former Auditor with a copy of the disclosures contained herein, prior to the Company's filing of this Current Report on Form 8-K with the Securities and Exchange Commission (the “Commission”) and requested that the Former Auditor furnish the Company with a copy of a letter addressed to the Commission stating whether the Former Auditor agreed with the statements herein and, if not, stating the respects in which the Former Auditor does not agree. The Former Auditor’s letter to the Commission is attached hereto as Exhibit 16.1.

(b) Disclosures regarding the new independent auditor.

On May 20, 2024, the Audit Committee approved, and the Board ratified, the engagement of Assure CPA, LLC (the “New Auditor”) and appointed the New Auditor as the Company’s independent registered public accounting firm as of May 22, 2024 to audit the Company’s financial statements for the year ending December 31, 2024. During the past two fiscal years ended December 31, 2022 and 2023, and the subsequent interim period through May 22, 2024, neither the Company nor anyone on the Company’s behalf consulted with the New Auditor with respect to either (i)(a) the application of accounting principles to a specified transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on our financial statements, and no written report nor oral advice was provided to the Company that the New Auditor concluded was an important factor that the Company consider in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a "disagreement" or a "reportable event" (each as defined above).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from GreenGrowth CPA’s dated May 22, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2024	LIFELOC TECHNOLOGIES, INC.

	By:	/s/ Vern D. Kornelsen
Chief Financial Officer and Secretary